Symons Institutional Funds

Symons Small Cap Institutional Fund (SSMIX)

Supplement to the prospectus dated April 1, 2013

Supplement dated December 20, 2013

Effective January 1, 2014, Matthew Karr has been named co-portfolio manager for the Fund, succeeding Richard Foran. Mr. Karr will join Colin E. Symons, CFA, who has been lead manager since the Fund’s inception in 2008, and who will continue as co-portfolio manager. As a result, the Fund’s prospectus is amended to reflect that Mr. Karr is a co-portfolio manager, and all references to Mr. Foran as a co-portfolio manager of the Fund are hereby deleted in their entirety. Additional information about Mr. Karr is provided below.

Mr. Karr, who has passed all three levels of the Chartered Financial Analyst program, joined Symons Capital in April 2012 as Vice President, Research. Mr. Karr has not previously managed discretionary accounts, but beginning January 1, 2014, he will co-manage the adviser’s small cap discretionary accounts and will be the sole portfolio manager, managing all discretionary accounts for the adviser’s new concentrated small cap strategy. Prior to joining Symons Capital, Mr. Karr worked in positions of increasing responsibility from May of 2008 to March of 2012, with various firms in the financial and securities industry, including with a regional brokerage firm and then with two independent research firms, Hedgeye Risk Management and WhiteSand Research. While at the research firms, Mr. Karr provided research to hedge funds and mutual funds that was principally focused on small- and mid-cap companies engaged in spin-off transactions or emerging from Chapter 11 bankruptcy reorganizations. In addition, Mr. Karr gathered macroeconomic data for presentations and built and tested data-based trading strategies, as well as engaging in stock research, valuation analysis and related communications with institutional clients. Mr. Karr earned a BS in Finance from Grove City College, and an MBA (with a finance concentration) from the University of Pittsburgh.

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This Supplement, and the Fund’s prospectus dated April 1, 2013, provide information that you should know before investing in the Fund and should be retained for future reference. A Statement of Additional Information, dated April 1, 2013, has been filed with the Securities and Exchange Commission, and is incorporated herein by reference. You may obtain the Prospectus or Statement of Additional Information without charge by calling Shareholder Services at (877) 679-6667.